Corporate Presentation October 2026 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into early 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, the timing of anticipated topline results of ALTITUDE-AD, the potential for additional development to support a subcutaneous dosing option of sabirnetug, and the potential to develop a candidate to treat Alzheimer's Disease utilizing Enhanced Brain Delivery (EBDTM) technology. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward-looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

3 Large and growing market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs with positive Phase 1 clinical trial results in AD patients; Phase 2 (IV) topline results expected November 2026 Enhanced Brain Delivery (EBD®) program to develop oligomer-targeted antibodies with BBB-penetrating technology; pre-clinical candidate (PCC) data announced early 2026 & lead candidate IND targeted for mid-2027 Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug (~$79M at 9/30/26) BBB: blood-brain-barrier Advancing Next Generation Treatments for Early Alzheimer’s Disease (AD) Targeting Toxic Amyloid Beta Oligomers (AβOs)

Early Alzheimer's Disease (AD) Patient Population Represents Significant and Growing Market; Preclinical AD a Potential Future Addressable Population

STAGES AND CHARACTERISTICS OF AD PROGRESSION



~5 Million*
~2 Million*
Preclinical AD
Mild Cognitive Impairment
Mild Dementia
Moderate Dementia
Severe Dementia
Biomarker changes (AβO+)
Cognitive Decline
Functional Decline
Behavioral and Psychological Complications
Early Alzheimer's Disease in the U.S.

An estimated **7.2 million*** Americans age 65 and older live with Alzheimer's dementia today

~92% growth

This number is projected to grow to **13.8 million*** by 2060

*Alzheimer's Association

4

5 *ARIA-E: Amyloid-related imaging abnormalities - edema AD Treatment Landscape Continues to Evolve Approved Therapies Establish Momentum and Next-generation Approaches Expand Impact Future of AD Landscape Broadens Growth Prospects • New blood-based biomarkers and imaging tools will improve diagnostic and monitoring capabilities • Expansion into preclinical AD will significantly increase the addressable population • Combinations with other targets, such as tau, hold promise Current AD Treatments Offer Hope for People Living with AD • First approved anti-amyloid therapies steadily growing • Education and infrastructure buildout allowing for greater access to treatments by the addressable patient population • Increase efficacy • Reduce ARIA-E* risk • Provide more convenient delivery options • Target amyloid that occurs earlier in disease course Opportunities for New Anti-amyloid Therapies to Strengthen Risk-Benefit Tradeoff

6 Phase 1 Phase 2 Phase 3Preclinical Intravenous (IV) Subcutaneous (SC) Expect to report Phase 2 topline results in Nov. 2026 Phase 1 topline results announced Mar. 2025 support further development TfR-Brain transporter + anti-AβO mAb (SC) Option exercised to develop up to two EBD development candidates for the treatment of AD; lead candidate IND filing targeted for mid-2027 Sabirnetug (ACU193) Enhanced Brain Delivery (EBD®) 2026 a Pivotal Year for Acumen’s Pipeline Sabirnetug Global Phase 2 Study Results & Next Generation EBD Candidate Selection

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development AMY SCHACTERLE, PHD Chief Regulatory Officer, Head of Quality PAUL SHUGHRUE, PHD VP, Research & Strategy JASNA JERECIC, PHD Disease Area Strategy Lead ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer SIEW TIN GAN Head of Clinical Operations 7 JULIE BOCKENSTETTE Chief People Officer JAMES DOHERTY, PHD President & Chief Development Officer LIEAN SCHENK SVP, Head of CMC LAURA ROSEN, MD, PHD SVP, Clinical Development DEREK MEISNER, JD Chief Legal Officer

Milestones Achieved and Upcoming ~$79M Cash, cash equivalents and marketable securities as of Sept. 30, 2026 8 MILESTONES TIMING STATUS Initiation of ALTITUDE-AD Phase 2 trial 2Q2024  Completion of enrollment of ALTITUDE-AD 1Q2025  Phase 1 subcutaneous topline results 1Q2025  EBD® non-clinical data package Early 2026  ALTITUDE-AD topline results November 2026 EBD lead candidate IND filing Mid-2027 Acumen expects its cash runway to extend into early 2027

Amyloid Beta Oligomers in AD Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs

Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer's Disease

Model of Aβ oligomer levels



Abnormal
Normal
Biomarker magnitude
Aβ
Tau-mediated neuronal injury and dysfunction
Brain structure
Memory
Clinical function
Aβ oligomers ApoE ε4-
Aβ oligomers ApoE ε4+
Aβ oligomer burden
Cognitively normal
MCI
Dementia
Clinical disease stage

Adapted from Blomeke et al. 2024

- Soluble Aβ forms appear early in the course of disease pathophysiology
- Production of toxic soluble Aβ persists after plaque removal

- Toxic consequences of soluble Aβ oligomer production include synapse dysfunction and loss, tau hyperphosphorylation, immune cell activation and functional impairment
- Reduced neuronal toxicity and intervention at the synaptic level may prevent irreversible neuronal cell death



Synaptic Deterioration
Plasticity Dysfunction
Receptor Redistribution
Impact on Astrocytes/Microglia
Disrupted Ca^{2+} homeostasis
Aberrant Tau Phosphorylation
Selective Neuron Death
Oxidative & ER Stress
Insulin Resistance
ChAT Loss
Inhibition of Axonal Transport

10

ACUMEN

Sabirnetug: Potential Next Generation Immunotherapy for Early AD

Designed for Improved Efficacy & Safety

- Humanized, affinity matured mAb developed to target toxic Aβ oligomers
- IgG2 subclass mAb with reduced effector function

Regulatory Interactions

- FDA Fast Track designation for the treatment of early AD
- Phase 2 implemented as a registration-quality study

Positive Ph1 in AD Patients & Encouraging Ph2 Enrollment

- Successful Phase 1 exclusively in early AD patients
  - ✓ Safety, target engagement, biomarker effects
- Phase 2 (n=542) enrollment complete in March 2025; topline results expected November 2026



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
Neurotoxic
sabirnetug
IgG2

11

ACUMEN

Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg sabirnetug or Placebo (Q4W)* 10mg COHORT 6: 60 mg/kg sabirnetug or Placebo (Q4W)* 60mg COHORT 7: 25 mg/kg sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 13

Doses Approaching Maximal Target Engagement Support Sabirnetug AβO Mechanism and Helped Guide Dose Selection for Next Study Phase 14 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 19 3- A βO C om pl ex (A U /m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug-AβO Complex TARGET ENGAGEMENT *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025. • Acumen developed a novel assay to measure the complex of AβOs bound to sabirnetug in cerebrospinal fluid • Observed target engagement with oligomers that increased across a range of doses • Achieved saturation point between 25 mg/kg and 60 mg/kg

Importance of Key Fluid Biomarkers Associated with AD Pathology

- Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD[1]
- Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone[2]

- **After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology**



Amyloid Pathology:
Aβ 42/40
Amyloid plaque
Astrocytic Activation:
GFAP
Synaptic Injury:
Neurogranin
VAMP2
Aβ oligomer
Tau Pathology:
pTau181
pTau217
Neuronal Injury:
Total tau

1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimer's Dis. 2018;62(3):1125-1140.

15

ACUMEN

CSF BIOMARKERS

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses


Aβ 42/40 Ratio
CSF Aβ 42/40 (% Change from baseline)
Normalization
AD Progression
pTau181
p = 0.049
pTau181 (% Change from baseline)
AD Progression
Normalization
Neurogranin
p = 0.037
Neurogranin (% Change from baseline)
AD Progression
Normalization
VAMP2
0.033
0.041
0.033
CSF VAMP2 (% Change from baseline)
AD Progression
Normalization
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

Amyloid pathology *Tau pathology* *Synaptic injury*

E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer's disease. JPAD 2025.

n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student's t test

16

SAFETY

Sabirnetug Demonstrates Potential for Best-in-Class Safety Profile

Compelling Overall Safety Profile, with Low Incidence of ARIA-E in the INTERCEPT-AD study

INTERCEPT-AD Phase 1 Safety Data

5 Total ARIA-E cases, or ~10%

0 Cases of ARIA-E in ApoE4 homozygotes N=6

0 Deaths, SAEs Related to Study Drug

✓ **Limited incidence of ARIA-E**
- 10 mg/kg Q4W: 1 asymptomatic case
- 25 mg/kg Q2W: 1 asymptomatic case
- 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case

✓ **No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study**
- Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes

✓ **Broad therapeutic index** with convenient monthly dosing
- Safety profile may support attractive benefit/risk option for large portion of patients

E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

ApoE4: ε4 allele of Apolipoprotein E

17

ACUMEN

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Next Generation Efficacy and Safety 18  Compelling safety profile with low incidence of ARIA-E  Absence of ARIA-E observed in ApoE4 homozygotes  Broad potential therapeutic index with convenient monthly dosing  First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ)  Rapid, meaningful plaque reduction comparable to the current market front-runners at similar timepoints  Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

ALTITUDE-AD Phase 2 Study Results Expected in Late 2026

Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug
Patient population: Patients with early AD (MCI or mild dementia due to early AD)



Randomization 1:1:1
Sabirnetug 35mg/kg Q4W
(n ~180)
Sabirnetug 50mg/kg Q4W*
(n ~180)
Placebo Q4W
(n ~180)
Primary Endpoint
Change in iADRS[1] at 18 months
Secondary Endpoints[1]
CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers
12-month open label extension

*Titration of sabirnetug 35mg/kg Q4W for two doses.

Key Highlights

- 542-participant study fully enrolled in March 2025 (U.S., Canada, U.K., Germany, Spain)
- Open label extension portion of ALTITUDE-AD initiated in November 2025
- Topline results expected in November 2026

1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living

19

ACUMEN

Subcutaneous Formulation Well-Tolerated in Phase 1 Healthy Volunteer Study Potential to Dose Once-Weekly with Single Injection to Broaden Patient Access and Increase Treatment Convenience Topline results announced in March 2025 show systemic exposure supports further clinical development of the subcutaneous formulation 20 Phase 1 study to compare the pharmacokinetics of subcutaneous form of sabirnetug to the IV form Outcomes: • Safety • Subcutaneous bioavailability • Information on flat dosing Population: • Healthy volunteers • Age matched to AD population in sabirnetug Phase 1 (INTERCEPT-AD) study IV dose (single dose) (n = 12) Subcutaneous dose (4 doses, 1/week) (n = 16) Phase 1 Subcutaneous Healthy Volunteer Study Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug using Halozyme’s drug delivery technology, ENHANZE®

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate:  Issued patents in 19 countries  Composition of matter patents and methods of use run into July 2031  Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug  US provides 12 years market exclusivity for novel biologics  Europe provides 10 years of market exclusivity for novel biologics • EBD program includes Acumen wholly-owned AβO-selective mAbs expected to generate novel IP including Composition of Matter Patent(s) 21

Enhanced Brain Delivery (EBD®)

23 Delivering Antibodies to the Brain via the Transferrin Receptor (TfR) Aim to Widen the Therapeutic Window to Increase Efficacy, Safety, and Convenience • Increased brain exposure may enhance efficacy • Wider capillary distribution may reduce ARIA-E risk • Lower dose volumes enable convenient subcutaneous administration Enhanced Brain Delivery (EBD) Opportunities: Oligomer-targeted antibody TfR-targeted carrier  Collaboration, option and license agreement announced in July 2025 with JCR Pharmaceuticals  Acumen holds exclusive option to license and develop up to two candidates under terms of agreement Image courtesy of JCR Pharmaceuticals

Acumen's EBD May Improve Efficacy, Safety and Delivery Compared to Non-AβO Selective Antibodies

Differentiated Cargo (AβO-selective mAb)



- **Targets synaptotoxic AβO species**
- **Robust fluid biomarker results** in Phase 1b INTERCEPT-AD trial
- Demonstrated **low ARIA-E** overall in Phase 1b, including no ARIA-E observed in APOE 4/4 carriers
- **Low rate of infusion related reactions** observed to date clinically
- Candidate mAbs: ACU193 and ACU234

+

Validated BBB Carrier Technology (TfR-targeting)



- **Enhance brain penetration** versus native antibody to enable low-volume SC delivery
- **Potential for lower ARIA rate** due to TfR prevalence on capillary bed
- **Little to no anemia observed with JCR technologies**

=

Acumen EBD Candidates


EBD
EBD
Differentiated Aβ targeting
Validated TfR-binding

- **Enhanced efficacy:** Leverage improved brain delivery/ distribution and Aβ oligomer targeting
- **Best-in-class safety:** Lower ARIA, anemia, IRRs
- **Designed for SC administration:** Low dose, formulation, stability

ApoE4: ε4 allele of Apolipoprotein E

24

ACUMEN

Acumen Explored Broad Parameters to Develop a TfR-Mediated AβO Product 25 TfR Affinity Architecture Valency AβO Selectivity scFv or VHH Heavy Chain vs Light Chain Monovalent Bivalent Affinity Range Selectivity Range SC Properties 14,000x 5,000x Dosing, Formulation, Stability TfR: transferrin receptor; scFv: single chain variable fragment antibodies; VHHs: variable heavy domain antibodies; SC: subcutaneous

Multiple Dose Cohorts* Half-life/Dosing Interval Once monthly dosing Dosing Exposure 35 mg/kg and 50 mg/kg in Phase 2 IV Target Engagement Maximal TE of AβOs observed Phase 1 Results Provide Foundation for EBD Program 26 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) AC U1 93 -A βO C om pl ex (A U/ m L) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Mouse Surrogate Antibodies Developed to Explore EBD and Target Engagement in a Mouse Model of Alzheimer’s Disease 27 The fusion of anti-oligomer antibodies and J-Brain Cargo (anti-TfR scFv) did not alter the ability of constructs to bind TfR or alter the preferential binding to AβOs Cline et al., CTAD, 2025 234 0 nM Oligomer Binding Monomer Binding 2.182 nM 3.761 µM ACU193 0.33 nM 5.34 nM 3.52 nM 0.595 nM 0.448 nM 2.475 nM 6.914 µM 5.871 µM 8.6 µM mTfR: murine transferrin receptor; mscFv: murine single chain variable fragment antibodies 0.319 * *Cline et al., AAIC, 2025

In Wild-Type Mice, All EBD Fusion Proteins Showed Increased Brain Exposure Compared to Sabirnetug (ACU193)



1.2
1.0
0.8
0.6
0.4
0.2
0.0
Drug Concentration in Brain (µg/g wet tissue)
~ 35x @ 3 hrs
~ 17x @ 24 hrs
0
10
20
30
40
50
Hour after administration
ACU193
mBBB.193-1
mBBB.193-2
mBBB.234-2

- Higher brain exposure was observed for all fusion proteins compared to ACU193:
  - mBBB.193-1 exhibited **~35-fold higher** brain exposure at 3 hours
  - mBBB.193-2 and mBBB.234-2 exhibited **~17-fold higher** brain exposure at 24 hours
- mBBB.193-2 and mBBB.234-2 showed the greatest cumulative exposure:
  - **32- to 55-fold higher** AUC than ACU193

Animals dosed IV at 2 mpk

Cline et al., CTAD, 2025

28

ACUMEN

Surrogate Antibodies Show Enhanced Delivery to the AD Mouse Brain, when Compared with ACU193 and ACU234

- The brain exposure of the three fusion proteins was **63- to 68-fold higher** compared to ACU193 and ACU234
- Higher concentrations of all three fusion proteins seen in AD mouse brain compared to wild-type mice may be due to target engagement of AβOs and retention in brain


AD Mouse Model (ATRE10)
Drug Conc. (µg/g wet tissue)
0.5000
0.4500
0.4000
0.3500
0.3000
0.2500
0.2000
0.1500
0.1000
0.0500
0.0000
~ 63X
~ 68X
~ 65X
G1/ ACU193
G2/ ACU234
G3/ mBBB.193-1
G4/ mBBB.193-2
G5/ mBBB.234-2

Animals dosed at IV 2 mpk

Cline et al., CTAD, 2025

29

ACUMEN

Robust Data Package Supporting EBD Construct Selection Inclusive of NHP Primate Data Anemia Risk Brain Distribution Stability & Manufacturability Pharmacokinetics TfR Affinity 30 Aβ Oligomer Binding

Key Takeaways from NHP Study Results 31  Enhanced Brain Penetration EBD candidates achieved 14-40x higher brain levels in non-human primates compared to native antibodies 24 hours after dosing Lead clinical candidate IND filing targeted for 2027  Subcutaneous Dosing Capability Favorable stability profile and enhanced brain delivery support a path to subcutaneous administration with low-volume devices  Low Anemia Risk • Hematology data in non-human primates indicate low potential for anemia: At 24 hours after SC dosing, EBD candidates demonstrated no observed change in red blood cell count, hematocrit, hemoglobin or reticulocyte count • No adverse events observed

 Significant and growing Alzheimer’s population in need of additional treatment options  Synaptotoxic AβOs appear early in Alzheimer’s Disease and contribute to its pathophysiological processes; sabirnetug demonstrates high selectivity for AβOs in AD patients  Positive Phase 1 data strengthen potential for sabirnetug to offer next-generation efficacy and safety  Significant interest in ALTITUDE-AD, a Phase 2 study investigating sabirnetug, evidenced by rapid enrollment  EBD® program augments portfolio optionality, leveraging Acumen capabilities and assets Acumen Positioned to Deliver Potential Next-Gen Treatment for Early AD 32 Key Takeaways Next Steps  EBD program pre-clinical candidate (PCC) data announced in early 2026  Topline results from ALTITUDE-AD Phase 2 IV study evaluating the clinical efficacy and safety of sabirnetug in patients with MCI or mild dementia due to Alzheimer’s expected in November 2026  Lead clinical candidate IND filing for EBD program targeted for mid-2027

Appendix 33

Selection of Non-clinical Sabirnetug Data

Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology Aβ monomers are normally produced, non- toxic and orders of magnitude more prevalent than other forms of amyloid. Aβ plaques are relatively inert but serve as reservoirs for toxic species of amyloid: oligomers and protofibrils. Neurotoxic Soluble Amyloid Insoluble Amyloid

Literature Selection: Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer's Disease

Synapse deterioration
Zhao et al, 2006
Lacor et al, 2007
Shankar et al, 2007
Wu et al, 2010
Brito-Moreira et al, 2017
Actor-Engel et al, 2021
Sackmann & Hallbeck, 2020
Limegrover et al, 2021

Receptor Redistribution
Snyder et al, 2005
Roselli et al, 2005
Lacor et al, 2007
Zhao et al, 2008

Impact on astrocytes/microglia
Hu et al, 1998
Jimenez et al, 2008
Sondag et al, 2009
Tomiyama et al, 2010

Selective neuron death
Lambert et al, 1998
Kim et al, 2003
Florent et al, 2006
Ryan et al, 2009
Lee et al, 2017
Komura, 2019

Oxidative stress
Longo et al, 2000
Sponne et al, 2003
Tabner et al, 2005
De Felice et al, 2007

ER stress
Resende et al, 2008
Nishitsuji et al, 2009

Plasticity dysfunction
Lambert et al, 1998
Walsh et al, 2002
Wang et al, 2002
Townsend et al, 2006
Yasumoto et al, 2019

Aberrant Tau phosphorylation
De Felice et al, 2008
Ma et al, 2009
Tomiyama et al, 2010
Zempel et al, 2010
Bloom, 2014
Forny-Germano et al, 2020
Wakeman et al, 2022
Darricau et al, 2023

Disrupted Ca^{2+} homeostasis
Demuro et al, 2005
De Felice et al, 2007
Alberdi et al, 2010
Wang et al, 2018

Insulin resistance
Zhao et al, 2008
Zhao et al, 2009
Ma et al, 2009
De Felice et al, 2009

ChAT loss
Heinitz et al, 2006
Nunes-Tavares et al, 2012

Inhibition of axonal transport
Pigino et al, 2009
Poon et al, 2009
Decker et al, 2010

36

ACUMEN

Differences in the Profile of Sabirnetug Relative to Approved anti-Aβ DMTs:

Greater AβO selectivity against Aβ monomers and linear fibrillar species

Greater selectivity against monomeric Aβ



Sabirnetug vs Lecanemab and Aducanumab
Affinity - K_D (M)
1×10^{-5}
1×10^{-6}
1×10^{-7}
1×10^{-8}
1×10^{-9}
1×10^{-10}
Aβ1-40 monomer
Aβ oligomers
79.6x
222x
8750x
Increased binding affinity
Aducanumab
Lecanemab
Sabirnetug

Cline et al, AAIC 2025.

- **lecanemab → 222x** higher affinity to AβO than monomer
- **sabirnetug → 8750x** higher affinity to AβO than monomer

Greater selectivity for soluble Aβ species isolated from human AD brain



r-mab158 – human AD
ACU193 – human AD

De Leon et al, AAIC 2025.

- Eluates from affinity chromatography using:
  - **r-mab158** → 36% globular, **64% fibrillar,** Aβ species
  - **sabirnetug** → 99% globular, **1% fibrillar** Aβ species

There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

37

ACUMEN

Vascular Aβ Binding Profile in a Murine Model of Vascular CAA Immunohistochemical comparison of vascular Aβ binding in the APP:hE4 mouse brain • Sabirnetug (ACU193) and lecanemab showed qualitatively similar overall staining in both cortex and cerebellum • But sabirnetug had significantly less cerebellar vascular labeling than lecanemab (p = 0.0001) Cortex Cerebellum Grenon, Martine et al., Ex vivo comparison of ACU193 and lecanemab reveals binding differences in mouse brain, Alzheimer's & Dementia, 2026. There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 38

Sabirnetug is an IgG2 Antibody, Which May Lower Risk of ARIA and IRR

Differences in effector coupling may influence inflammatory risk profile

IgG1 antibodies
(lecanemab, donanemab)
strongly bind Fcγ1 receptors and C1q, triggering complement activation and antibody-dependent cellular phagocytosis (ADCP), causing inflammation and triggering strong cytokine release.

IgG2 antibodies,
like sabirnetug, weakly bind Fcγ1 receptors and avoid complement activation, potentially reducing the risk of inflammation and cytokine release.



Activated Microglia
IgG1
Amyloid Plaque
Resting Microglia
IgG2
Amyloid Oligomers

Potential Impact on Safety:

- **IgG1-based anti-Aβ DMTs (lecanemab, donanemab) show substantial inflammatory risk, leading to ARIA and hypersensitivity reactions**
  - Including IRRs and anaphylaxis
  - This may limit the doses that can be used to drive efficacy
- **IgG2-based sabirnetug may enable amyloid clearance with reduced inflammation, cytokine release, and ADCP involvement**
  - IgG2 Fc attenuation may lower the frequency and severity of hypersensitivity reactions or ARIA

Maverakis E et al. Glycans in the immune system and The Altered Glycan Theory of Autoimmunity: a critical review. J Autoimmun., 2015.
Wang, J., et al. A systemic view of Alzheimer disease — Insights from amyloid-β metabolism beyond the brain. Nature Reviews Neurology, 2017.
Shashidharamurthy R, et al. Dynamics of the interaction of human IgG subtype immune complexes with cells expressing R and H allelic forms of a low-affinity Fcγ receptor CD32A, 2009.

39

ACUMEN

Phase 1 INTERCEPT-AD

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 41 Target Engagement Assessed by Measuring Sabirnetug-AβO Complex in CSF AβO selective detection (anti-AβΟ mAb) Only Sabirnetug-AβO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 42 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 43 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C en til oi ds 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C en til oi ds 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 44 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 45 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 46 MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a G FA P (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -50 0 50 100 Pl as m a pT au 18 1 (% c ha ng e fr om b as el in e) MAD PBO 10 m g/kg Q 4W 25 m g/kg Q 2W 60 m g/kg Q 4W -100 -50 0 50 100 150 Pl as m a pT au 21 7 (% c ha ng e fr om b as el in e) 1- 6 w k po st -d os in g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D Progression N orm alization n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer’s disease. JPAD 2025.

SAD MAD 10 mg/kg Cohorts 2, 5 25 mg/kg Cohorts 3, 7 60 mg/kg Cohorts 4, 6 NO ARIA-E Asymptomatic ARIA-E Symptomatic ARIA-E Discontinued ApoE D21 D140 3,4 PBO PBO 3,3 3,3 3,4 3,4 PBO PBO 3,4 3,4 3,4 ApoE D28 D63 D126 3,4 3,3 3,3 4,4 4,4 PBO PBO PBO 3,3 3,4 3,4 3,4 PBO PBO PBO 3,3 ApoE D28 D70 D196 2,3 3,3 3,3 4,4 3,3 PBO PBO PBO 3,4 4,4 3,4 3,3 3,4 PBO PBO PBO ApoE D21 D140 3,3 3,3 PBO PBO 4,4 3,3 2,4 3,3 PBO PBO 3,4 3,3 ApoE D28 D70 D98 3,3 3,4 3,4 3,4 3,4 3,4 PBO PBO PBO 3,3 3,4 PBO PBO PBO 4,4 4,4 ApoE D21 D140 4,4 PBO PBO 3,4 3,4 PBO PBO 3,3 3,3 3,4 2,4 3,4 2 mg/kg Cohort 1 ApoE D21 D140 3,4 3,3 PBO PBO 3,4 2,3 3,4 PBO PBO 3,3 3,3 3,3 ARIA-E Summary for INTERCEPT-AD 47 PBO: Patient on placebo SAFETY

Phase 2 ALTITUDE-AD

Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses • CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak-trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 49